Regulatory matters	12 Months Ended
Dec. 31, 2025
Regulated Operations [Abstract]
Regulatory matters	Regulatory matters
The operating companies within the Regulated Services Group are subject to regulation by the applicable Regulators of the jurisdictions in which they operate. The applicable Regulators have jurisdiction with respect to rate, service, accounting policies, issuance of securities, acquisitions and other matters. Except for Suralis, these utilities operate under cost-of-service regulation as administered by these authorities. The Company's regulated utility operating companies are accounted for under the principles of ASC 980. Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent incurred charges or credits that are probable of being recovered from or refunded to customers through the rate-setting process.
At any given time, the Company can have several regulatory proceedings underway. The financial effects of these proceedings are reflected in the consolidated financial statements based on regulatory approval obtained to the extent that there is a financial impact during the applicable reporting period.
6.Regulatory matters (continued)
The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Bermuda Electric Light Company Limited ("BELCO")	Bermuda	General Rate Case ("GRC")
On September 30, 2021, BELCO filed its revenue allowance application in which it requested a $34.8 million increase for 2022 and a $6.1 million increase for 2023. On March 18, 2022, the Regulatory Authority ("RA") approved an annual increase of $22.8 million, for a revenue allowance of $224.1 million for 2022 and $226.2 million for 2023. The RA authorized a 7.16% rate of return, comprised of a 62% equity and an 8.92% return on equity ("ROE"). In April 2022, BELCO filed an appeal in the Supreme Court of Bermuda challenging the decisions made by the RA through the recent Retail Tariff Review. On February 23, 2024, the Bermuda Supreme Court issued an order denying the BELCO appeal. On April 11, 2025, BELCO and the RA filed a consent order with the court thereby concluding the matter.

Midstates Gas	Missouri	GRC
On February 9, 2024, Midstates Gas filed an application seeking an increase in revenues of $13.2 million based on an ROE of 10.80% and an equity ratio of 52.92%. On July 18, 2024, the Staff of the Missouri Public Service Commission ("MPSC") and Office of the Public Counsel ("OPC") filed direct testimony. Staff proposed a base revenue increase of $4.4 million based on a 50% equity ratio and 9.45% ROE. OPC recommended a 47.5% equity ratio and 9.50% ROE. On August 22, 2024, the parties filed rebuttal testimony. On September 19, 2024, the parties filed surrebuttal testimony. On October 9, 2024, Staff filed a motion to suspend the procedural schedule and evidentiary hearing given that the parties reached a settlement resolving all issues. The parties filed a stipulation agreement on October 22, 2024 agreeing to an increase in annual distribution revenues of $9.1 million. On November 6, 2024, the MPSC unanimously voted to approve the settlement agreement. A written order was issued January 2, 2025 with approved rates effective January 8, 2025.

Missouri Water	Missouri	GRC
On March 13, 2024, Missouri Water filed an application seeking an increase in revenues of $8.1 million based on an ROE of 10.62% and an equity ratio of 52.6%. On August 20, 2024, Staff filed direct testimony recommending an increase in annual revenues of $7.8 million based on an ROE of 9.45% and an equity ratio of 50%. The City of Bolivar recommended an increase in annual revenues of $7.5 million. On September 27, 2024, the parties filed rebuttal testimony. Surrebuttal testimony was filed on October 24, 2024. On December 6, 2024, a Unanimous Global Stipulation & Agreement was filed with the MPSC with an annual revenue increase of approximately $6.2 million. The MPSC issued an order approving the settlement on January 23, 2025. Approved rates became effective on March 1, 2025.

6.Regulatory matters (continued)

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Arkansas Water	Arkansas	GRC
On March 14, 2024, Arkansas Water filed an application seeking an increase in revenues of $2.3 million based on an ROE of 10.62% and an equity ratio of 52.5%. On August 27, 2024, Staff filed testimony recommending an annual revenue increase of $1.5 million, based on an ROE of 9.80%. On September 24, 2024, the Company filed rebuttal testimony updating its proposed annual revenue increase to $1.8 million. Surrebuttal testimony was filed by the parties on October 22, 2024 and the Company's surrebuttal testimony was filed on October 29, 2024. On November 12, 2024, the Company and the Staff of the Arkansas Public Service Commission ("APSC") filed a settlement with an annual revenue increase of $1.5 million. On January 14, 2025, the APSC issued an order approving the settlement agreement and ordered compliance tariffs to be filed within seven days of the January 14, 2025 order. The APSC approved the compliance tariffs on February 7, 2025. Approved rates became effective on March 1, 2025.

New Brunswick Gas	New Brunswick	GRC
On April 15, 2024, New Brunswick Gas filed an application seeking an increase in revenues of C$1.6 million based on an ROE of 9.80% and an equity ratio of 45%. On August 16, 2024, the Office of the Public Intervenor filed testimony. On September 27, 2024, the Company filed rebuttal testimony. An evidentiary hearing was held on October 4, 7 and 8, 2024. On December 31, 2024, the New Brunswick Energy & Utilities Board issued an order authorizing an annual increase in revenue of C$1.2 million; on April 30, 2025, the Board issued its Reasons for Decision.

Bella Vista Water, Beardsley Water, Cordes Lakes Water, Rio Rico Water & Sewer	Arizona	GRC
On December 28, 2023, Bella Vista Water, Beardsley Water, Cordes Lakes Water, and Rio Rico Water & Sewer filed an application seeking an increase in revenues of $6.0 million based on an ROE of 10.95% and an equity ratio of 54%. On June 26, 2024, the Arizona Corporation Commission ("ACC") granted the Company's request to extend the procedural schedule with a hearing on the merits scheduled for March 24-28, 2025. Staff testimony, which recommended an increase of $2.9 million in revenue based on an ROE of 9.4% and an equity ratio of 54%, was filed and supplemented on January 8, 2025. On February 5, 2025, the Company notified the ACC that the parties had reached a settlement in principle that would resolve all matters in the rate case. The parties filed a settlement agreement on February 21, 2025, which would result in an increase in revenues of $4.2 million. On March 25-26, 2025, the ACC held a hearing on the settlement agreement. On June 18, 2025, the ACC approved the settlement agreement with approved rates taking effect July 1, 2025.

6.Regulatory matters (continued)

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Granite State Electric	New Hampshire	GRC
On May 5, 2023, Granite State Electric filed an application seeking a permanent increase in revenues of $15.5 million based on an ROE of 10.35% and an equity ratio of 55%. Temporary rates of $5.5 million were implemented on July 1, 2023. On December 13, 2023, the Department of Energy ("DOE") filed a motion seeking to dismiss the case. An evidentiary hearing was held on January 23, 2024. The case was stayed by the New Hampshire Public Utilities Commission ("NHPUC") until May 15, 2024 so that it may contemplate the motion and the Company's third-party review of its financial information. On April 2, 2024, the NHPUC directed the Company to cooperate with the DOE and all other parties to develop a mutually-agreeable scope of work for the third-party report, to be filed with the NHPUC no later than April 15, 2024. Because there was no agreement on the scope of work, the Company filed the third-party report which concluded that the accounting information included in the rate filing provides a sufficient basis for determining the Company's revenue requirement and that 2023 accounting data provides a sufficient basis for inclusion in the Company's regulatory filings. On April 24, 2024, the Company filed an updated revenue requirement, seeking an increase in revenues of $14.7 million. On April 30, 2024, the NHPUC rejected the scope of the third-party report that was submitted, ordered an independent audit facilitated by the DOE with a procedural schedule for the next phase of the proceeding due no later than May 20, 2024, and deferred a ruling on the DOE motion to dismiss. The NHPUC extended the stay until September 16, 2024 to assess the issues that were raised in the docket and called for a status report required by August 30, 2024. On September 30, 2024, the Company notified the NHPUC that the parties were engaged in settlement discussions. The parties filed a settlement agreement on November 18, 2024. A hearing on the settlement agreement was held on January 15, 2025. Initial briefs on the NHPUC's authority to approve the settlement were filed January 31, 2025. A hearing was held March 20, 2025. On March 25, 2025, the NHPUC issued a Procedural Order approving the settlement agreement which resulted in a $5.5 million increase in annual revenues. Approved rates took effect April 1, 2025. On April 24, 2025, the NHPUC issued a further order stating its reasons for approval of the settlement agreement.

BELCO	Bermuda	GRC
BELCO requested, via data provided to the RA in 2025, an increase in revenue of $1.9 million for 2026 and $1.0 million for 2027 (excluding fuel costs) based on an ROE of 12.36% for both years and an equity ratio of 62%. On November 3, 2025, the RA authorized a 7.85% rate of return, comprised of a 62% equity and a 9.38% ROE. The RA approved incremental revenue decrease of $3.6 million for 2026 and increase of $2.0 million for 2027 (excluding fuel costs).

6.Regulatory matters (continued)

Utility	State, Province or Country	Regulatory Proceeding Type	Details
EnergyNorth Gas	New Hampshire	GRC
On July 27, 2023, EnergyNorth Gas filed an application seeking an increase in revenues of $27.5 million based on an ROE of 10.35% and an equity ratio of 55%. Temporary rates of $8.7 million were approved by the NHPUC on October 31, 2023. The temporary increased revenue requirement is retroactive to October 1, 2023. On February 5, 2024, the Company requested that the NHPUC stay the case until April 12, 2024 so that the Company can provide the NHPUC with a third-party review of the financial information upon which the revenue requirement is predicated. On February 16, 2024, the DOE filed a motion seeking to dismiss the case. On March 14, 2024, the NHPUC issued an order staying the case until June 7, 2024, so that it may contemplate the motion and so that the Company can provide the NHPUC with a third-party review of the financial information within the rate application. On April 17, 2024, the Company filed a proposed scope for the third-party review. On August 16, 2024, the DOE filed a status update informing NHPUC that the parties met to discuss a comprehensive settlement of all issues in the case and intend to more fully engage in settlement discussions once a settlement in the Granite State Electric case was reached. On November 20, 2024, the NHPUC extended the stay of the proceeding to accommodate settlement negotiations until January 21, 2025. On April 21, 2025, the NHPUC further extended the stay of the proceeding until May 30, 2025. On June 13, 2025, a settlement agreement was filed with the NHPUC supporting a continuation of rates approved on October 31, 2023. A hearing on the settlement was held July 31, 2025. On August 26, 2025, NHPUC issued a procedural order approving the settlement agreement in its entirety and approved distribution rates to be effective on September 1, 2025. On October 16, 2025, the NHPUC issued a Recommended Form for Memorialization Order and requested that the Commission approve such form of Order by the first week of November 2025. On November 7, 2025, the NHPUC issued its order delineating its reasoning for approval of the settlement agreement on permanent rates, thereby concluding the case.

6.Regulatory matters (continued)

Regulatory assets and liabilities consist of the following:

(millions of U.S. dollars)	December 31, 2025	December 31, 2024
Regulatory assets
Securitized costs, net (a)	$260.0	$285.6
Deferred capitalized costs (b)	244.1	178.4
Rate adjustment mechanism (c)	184.5	198.2
Wildfire mitigation and vegetation management (d)	139.7	128.3
Fuel and commodity cost adjustments (e)	116.1	108.5
Income taxes (f)	96.9	96.7
Environmental remediation (g)	72.6	62.3
Pension and post-employment benefits (h)	47.1	51.8
Clean energy and other customer programs (i)	41.9	40.5
Retired generating plant (j)	13.4	14.6
Asset retirement obligation (k)	11.5	11.7
Rate review costs (l)	9.9	11.2
Cost of removal (m)	8.7	9.8
Debt premium (n)	3.5	12.8
Other regulatory assets (o)	146.0	110.6
Total regulatory assets	1,395.9	1,321.0
Less: current regulatory assets	(205.1)	(194.9)
Non-current regulatory assets	$1,190.8	$1,126.1

Regulatory liabilities
Income taxes (f)	$242.5	$256.7
Cost of removal (m)	199.5	188.9
Pension and post-employment benefits (h)	161.9	138.8
Fuel and commodity cost adjustments (e)	19.6	30.9
Clean energy and other customer programs (i)	8.7	8.5
Rate adjustment mechanism (c)	1.2	1.8
Other regulatory liabilities	17.3	10.7
Total regulatory liabilities	650.7	636.3
Less: current regulatory liabilities	(65.8)	(76.7)
Non-current regulatory liabilities	$584.9	$559.6
As recovery of regulatory assets is subject to regulatory approval, if there were any changes in regulatory positions that indicate recovery is not probable, the related cost would be charged to earnings in the period of such determination. The Company generally does not earn a return on the regulatory balances except for carrying charges on rate adjustment mechanism (c), fuel and commodity cost adjustments (e), clean energy and other customer programs (i), and rate review costs of some jurisdictions (l). During 2025, the Company recognized $22.0 million (2024 - $27.5 million) of carrying charges on regulatory balances on the consolidated statements of operations under other income, which was computed using only the debt component of the allowed return.
6.Regulatory matters (continued)
(a)Securitized costs, net
On January 30, 2024, The Empire District Electric Company securitized, through the issuance of bonds, $301.5 million of qualified extraordinary costs associated with the February 2021 extreme winter storm conditions experienced in Texas and parts of the central United States and energy transition costs related to the retirement of the Asbury generating plant. The securitized costs will be amortized on a straight-line basis over the life of the bonds. During 2025, $18.3 million (2024 - $15.9 million) was recorded as amortization expense in the consolidated statements of operations under depreciation and amortization. The bonds will be paid through Securitized Utility Tariff Charges, which are designed to recover the full scheduled principal amount of the bonds along with any associated interest and financing costs.
(b)Deferred capitalized costs
Deferred capitalized costs reflect deferred construction costs and fuel-related costs of specific generating facilities of the Empire District Electric System. These amounts are being recovered over the life of the plants. The amount also includes capitalized operating and maintenance costs of New Brunswick Gas, and these amounts are being recovered at a rate of 2.43% annually.
In 2020, the Empire District Electric System made an election under Missouri law to apply the plant-in-service accounting ("PISA") regulatory mechanism, which permits the Empire District Electric System to defer, on a Missouri jurisdictional basis, 85% of the depreciation expense and carrying costs at the applicable weighted average cost of capital ("WACC") on certain property, plant and equipment placed in service after the election date and not included in base rates. The portions of regulatory asset balances that are not yet being recovered through rates shall include carrying costs at the WACC, plus applicable federal, state and local income or excise taxes. Regulatory asset balances included in rate base shall be recovered in rates through a 20-year amortization beginning on the effective date of approved rates. The Company recognizes the cost of debt on PISA deferrals as reduction of interest expense. The difference between the WACC and cost of debt will be recognized in revenue when recovery of such deferrals is reflected in customer rates.
(c)Rate adjustment mechanism
Revenue for CalPeco Electric System, New England Gas System, Midstates Gas System, EnergyNorth Gas System, Granite State Electric System, Peach State Gas System and BELCO is subject to a revenue decoupling mechanism approved by their respective Regulators, which allows revenue decoupling from sales. As a result, the difference between delivery revenue calculated based on metered consumption and approved delivery revenue is recorded as a regulatory asset or liability to reflect future recovery or refund, respectively, from customers over periods ranging from one to five years. The revenue from BELCO includes a component that is designed to recover budgeted capital and operating expenses for the current year. To the extent actual capital and operating expenditures are lower than the budgeted amounts, 60% of the shortfall is refundable to customers and is recorded as a regulatory liability. Retroactive rate adjustments for services rendered are accrued in the year earned, and collected upon approval of the final order over a period not exceeding 24 months. The difference between New Brunswick Gas' regulated revenues and its regulated cost of service in past years is also recorded as a regulatory asset and is recovered on a straight-line basis over 25 years. The New York Water System has similar trackers, which are recovered over periods ranging from one to two years.
(d)Wildfire mitigation and vegetation management
The regulatory asset includes incremental wildfire liability insurance premium costs approved for tracking in the Company's California operations as well as the difference between actual and adopted spending related to dead trees program, to prevent future forest fires and general vegetation management.
6.Regulatory matters (continued)
(d)Wildfire mitigation and vegetation management (continued)
On July 12, 2019, California Assembly Bill 1054 ("AB 1054") was enacted. Pursuant to AB 1054, an electrical corporation may petition the California Public Utilities Commission ("CPUC") for recovery of costs and expenses arising from a covered wildfire and the CPUC may approve recovery of such costs and expenses that are just and reasonable. Liberty Utilities (CalPeco Electric) LLC ("Liberty CalPeco") tracks its wildfire expense (such as payments to satisfy wildfire claims, including any deductibles, co-insurance and other insurance expense paid, outside legal expense incurred in defense of wildfire claims, payments made for wildfire insurance and related risk-transfer mechanisms, and the cost of financing these amounts) through a Wildfire Expense Memorandum Account ("WEMA"). The standard for cost recovery under AB 1054 has not been interpreted or applied by the CPUC.
In relation to the Mountain View Fire (refer to note 20(a)), the Company accrued estimated losses of $178.4 million for claims arising out of the Mountain View Fire, against which it recorded expected recoveries through insurance of $116.0 million and WEMA of $71.5 million. On June 20, 2025, the Company filed an application seeking recovery of $78.2 million, comprising of cost included in WEMA and $6.7 million of forecasted legal expenses, which is subject to approval by the CPUC pursuant to the standards in AB 1054. During the year, the Company paid $174.9 million related to these claims and received insurance recoveries of $116.0 million.
(e)Fuel and commodity cost adjustments
The revenue from the utilities includes a component that is designed to recover the cost of electricity and natural gas through rates charged to customers. To the extent actual costs of power or fuel purchased differ from power or fuel costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability on the consolidated balance sheets. These differences are reflected in adjustments to rates and recorded as an adjustment to cost of electricity and fuel in future periods ranging mostly from 6 to 24 months, subject to regulatory review. Derivatives are often utilized to manage the price risk associated with natural gas purchasing activities in accordance with the expectations of state regulators. The gains and losses associated with these derivatives (note 22(b)(i)) are recoverable through the commodity costs adjustment.
On January 30, 2024, Empire District Bondco, LLC ("Empire District Bondco"), a wholly owned subsidiary of The Empire District Electric Company, completed an offering of approximately $180.5 million of aggregate principal amount of 4.943% Securitized Utility Tariff Bonds with a maturity date of January 1, 2035 and $125.0 million aggregate principal amount of 5.091% Securitized Utility Tariff Bonds with a maturity date of January 1, 2039 (together, the "Securitization Bonds"), to recover previously incurred qualified extraordinary costs associated with the Midwest Extreme Weather Event and energy transition costs related to the retirement of the Asbury generating plant.
(f)Income taxes
The income taxes regulatory assets and liabilities represent income taxes recoverable through future revenues required to fund flow-through deferred income tax liabilities over the life of the plants and amounts owed to customers for deferred taxes collected at a higher rate than the current statutory rates.
6.Regulatory matters (continued)
(g)Environmental remediation
Actual expenditures incurred for the clean-up of certain former natural gas manufacturing facilities (note 11(c)) are recovered through rates over a period of seven years and are subject to an annual cap.
(h)Pension and post-employment benefits
To the extent pension and OPEB costs incurred differ from the costs recoverable through current rates, that difference is deferred and recorded as a regulatory asset or liability as approved by the applicable Regulators and is recovered through rates over a period of three to eight years. In addition, the annual movements in AOCI for pension and OPEB for Empire District Electric System, Empire District Gas System, St. Lawrence Gas System and New York Water System (note 9(b)) are reclassified to regulatory accounts in accordance with ASC 980. The balance is recovered through rates consistent with the treatment of OCI under Compensation Non-retirement Post-employment Benefits ("ASC 712") and Compensation Retirement Benefits ("ASC 715"). As part of certain business acquisitions, the regulators authorized a regulatory asset or liability being set up for the amounts of pension and post-employment benefits that had not yet been recognized in net periodic cost and were presented as AOCI prior to the acquisition. These balances are recovered through rates over the future service years of the employees (an average of 10 years) or consistent with the treatment of OCI under ASC 712 and ASC 715 before the transfer to regulatory asset occurred.
(i)Clean energy and other customer programs
The regulatory asset for clean energy and customer programs includes initiatives related to solar rebate applications processed and resulting rebate-related costs. The amount also includes other energy efficiency programs. The assets are generally included in rate base and recovered over periods of one to three years.
(j)Retired generating plant
On March 1, 2020, the Company's 200 MW coal generation facility located in Asbury, Missouri, ceased operations. The Company transferred the remaining net book value of Asbury's plant retired from plant-in-service to a regulatory asset. The net book value that may be retained as an asset on the consolidated balance sheets for the retired plant is dependent upon amounts that may be recovered through regulated rates, including any return. An impairment charge, if any, would equal the difference between the remaining net book value of the asset and the present value of the future revenues expected from the asset.
On April 27, 2022, the MPSC issued an order consolidating, for purposes of hearing, the cases regarding the quantum financeable through securitization for Asbury and the Midwest Extreme Weather Event. As noted above under (d) Fuel and commodity cost adjustments, on January 30, 2024, the Company completed the securitization of the costs associated with the retirement of the Asbury plant in accordance with the MPSC's order.
(k)Asset retirement obligation
Asset retirement obligations are recorded for legally required removal costs of property, plant and equipment. The costs of retirement of assets as well as the on-going liability accretion and asset depreciation expense are expected to be recovered through rates once expenditures are made.
(l)Rate review costs
The cost to file, prosecute and defend rate review applications is referred to as rate review costs. These costs are capitalized and amortized over the period of rate recovery granted by the Regulator ranging from one to five years.
(m)Cost of removal
Rates charged to customers cover the costs that are expected to be incurred in the future to retire the utility plant. A regulatory liability (or asset) tracks the amounts that have been collected from customers net of costs incurred to date.
6.Regulatory matters (continued)
(n)Debt premium
Debt premium on acquired debt is recovered as a component of the weighted average cost of debt.
(o)Other regulatory assets
The Company's regulated utilities incur other miscellaneous costs such as storm costs, property taxes, financing costs and equipment costs, which are probable of recovery under existing mechanisms.